                                                                 Exhibit 24

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ James F. Betts
                                     James F. Betts

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Alvin R. Clements
                                     Alvin R. Clements

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Phyllis L. Cothran
                                     Phyllis L. Cothran

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Jack H. Ferguson
                                     Jack H. Ferguson

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Robert L. Freeman
                                     Robert L. Freeman

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Thomas R. Glass
                                     Thomas R. Glass

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Mrs. Minnie B. Lane
                                     Mrs. Minnie B. Lane

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Mr. George R. Lewis
                                     Mr. George R. Lewis

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ G. Bruce Miller
                                     G. Bruce Miller

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ T. Justin Moore, Jr.
                                     T. Justin Moore, Jr.

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Richard L. Morrill
                                     Richard L. Morrill

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Lloyd U. Noland, III
                                     Lloyd U. Noland, III

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ William G. Reynolds, Jr.
                                     William G. Reynolds, Jr.

                             POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Jay O. Livingston, William N. Stoyko,

Charles W. Tysinger and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a

Registration Statement on Form S-8 of Central Fidelity Banks, Inc. (the

"Company"), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any amendments,

including post-effective amendments thereto relating to the Company's

Incentive Stock Option Plans, and any and all amendments or supplements to the Form S-8 for such plans.  The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the Company's Incentive Stock Option Plans. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                 /s/ Kenneth S. White
                                     Kenneth S. White



                             Powers of Attorney